                                                                      Exhibit 99

CONTACTS:


MEDIA:
-----
Jonathan Williams
(412) 762-4550
pubrela@pncmail.com


INVESTORS:
---------
William H. Callihan
(412) 762-8257
invrela@pncmail.com


                   PNC BANK CORP. REPORTS 13% INCREASE IN EPS
                            FOR SECOND QUARTER 1997

            PITTSBURGH, July 16, 1997 -- PNC Bank Corp. (NYSE: PNC) today reported second quarter 1997 earnings per share increased 13% to $0.81 per fully diluted share compared with $0.72 per fully diluted share in the second quarter of 1996. Net income was $259 million compared with $248 million in the year-earlier period. Returns on average common shareholders' equity and average assets were 20.21% and 1.47%, respectively, compared with 17.33% and 1.38% in the prior-year quarter.
            "Our second quarter results reflect a 21% increase in fee-based revenue led by growth in asset management, private banking, treasury management and capital markets," said Thomas H. O Brien, chairman and chief executive officer. "These businesses are among the growth opportunities we have been pursuing for some time that are now making a more meaningful contribution to our financial performance."

HIGHLIGHTS

       * Revenue increased 10% in the quarter-to-quarter comparison led by growth in fee-based businesses.

       * Noninterest income increased to more than 40% of total revenue compared with 35% a year ago.

       * Marketing of financial products is underway to 26 million AAA members nationwide with over $2 billion of loans outstanding.


                                     -more-

PNC Bank Corp. Reports 13% Increase in EPS For Second Quarter 1997--Page 2


       * Asset quality remained strong. Net charge-offs were .44% of loans and consumer asset quality trends were stable.

       * During the second quarter, 8.1 million common shares were repurchased.

INCOME STATEMENT REVIEW
            Taxable-equivalent net interest income for the second quarter of 1997 was $621 million, substantially consistent with the prior-year quarter. The net interest margin widened to 3.84% compared with 3.72%. The impact of a $2.2 billion decline in average earning assets resulting from a continued reduction of the securities portfolio was offset by loan growth and the benefit of a higher-yielding earning asset mix. Compared with the first quarter of 1997, net interest income declined $17 million and net interest margin narrowed 14 basis points primarily due to incentives associated with credit card portfolio growth and common share repurchases.
            Noninterest income increased $96 million to $433 million in the second quarter of 1997 compared with $337 million in the year-earlier period. Asset management fees increased $22 million or 17% primarily due to higher investment advisory, private banking and mutual fund servicing revenue.
Managed assets increased to approximately $122 billion at June 30, 1997 compared with $104 billion a year ago. Service fees increased $43 million or 33% primarily from growth in credit card, deposit and treasury management services and capital markets fee income.
            Mortgage banking revenue declined due to lower origination volumes and servicing sales. Mortgage originations totaled $1.3 billion in the second quarter of 1997 compared with $1.6 billion in the year-earlier period. At June 30, 1997, the corporation serviced approximately $40.4 billion of mortgages including $30.0 billion serviced for others.
            Other noninterest income increased $26 million in the comparison primarily due to asset securitization and other income partially offset by lower venture capital income.


                                     -more-

PNC Bank Corp. Reports 13% Increase in EPS For Second Quarter 1997--Page 3


            Noninterest expense increased $75 million to $639 million in the second quarter of 1997 largely due to $49 million of incremental costs associated with AAA and credit card-related initiatives. The remaining increase was attributable to higher incentive compensation commensurate with revenue growth and the cost of trust preferred capital securities. The efficiency ratio was 60.6% for the second quarter of 1997 compared with 59.0% a year ago.

BALANCE SHEET REVIEW
            Total assets were $72.0 billion at June 30, 1997, unchanged from a year ago. Average earning assets declined $2.2 billion to $64.2 billion, reflecting a continued reduction of the securities portfolio partially offset by loan growth. Average securities declined $5.7 billion to $9.1 billion and represented 14.1% of average earning assets compared with 22.2% a year ago. Average loans increased $3.6 billion to $52.8 billion primarily due to significant growth in credit cards partially offset by reductions in indirect lending and the impact of loan securitizations. Excluding purchased credit card portfolios and loan securitizations, loans grew at an annual rate of 6.0%. Loans represented 82.3% of average earning assets compared with 74.1% a year ago.
            Average interest-bearing funding sources declined $1.1 billion to $54.0 billion in the second quarter of 1997 primarily due to lower borrowed funds associated with the securities portfolio reduction. Deposits represented 63.3% of total sources of funds for the second quarter of 1997 compared with 62.6% a year ago.
          Shareholders' equity totaled $5.4 billion at June 30, 1997. The leverage ratio was 7.35% and Tier I and total risk-based capital ratios are estimated to be 7.7% and 11.0%, respectively. During the second quarter of 1997, the corporation repurchased 8.1 million common shares and issued $300 million of trust preferred capital securities.
          Asset quality remained strong. Nonperforming assets declined to $442 million at June 30, 1997 compared with $509 million at June 30, 1996. The ratio of nonperforming assets to total loans and foreclosed assets was 0.83% at June 30, 1997 and 1.03% a year ago.


                                     -more-

PNC Bank Corp. Reports 13% Increase in EPS For Second Quarter 1997--Page 4


          The allowance for credit losses was $1.1 billion at June 30, 1997 and represented 310% of nonperforming loans compared with 312% a year ago. Net charge-offs increased to $59 million or 0.44% of average loans in the second quarter of 1997 compared with $36 million and 0.29%, respectively, in the year-earlier period. The increase was in line with expectations and was primarily due to charge-offs associated with purchased credit card portfolios.

YEAR TO DATE RESULTS

          For the first six months of 1997, earnings per share increased 14% to $1.61 per fully diluted share compared with $1.41 per fully diluted share for the first six months of 1996 and net income increased 8% in the comparison to $525 million for the first six months of 1997 compared with $486 million a year ago. Returns on average common shareholders' equity and average assets were 19.84% and 1.50%, respectively, compared with 16.99% and 1.36%, respectively, for the first six months of 1996.
            PNC Bank Corp., headquartered in Pittsburgh, is one of the largest financial services organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. PNC Bank Corp.'s businesses include consumer banking, private banking, corporate banking, mortgage banking, real estate banking and asset management.

            Visit PNC Bank on the World Wide Web at www.pncbank.com

                           [TABULAR MATERIAL FOLLOWS]

PNC BANK CORP. AND SUBSIDIARIES                                          Page 5
Consolidated Financial Highlights

                                                                       Three months ended June 30    Six months ended June 30
                                                                    -----------------------------------------------------------
As of June 30 or for the                                                        1997         1996          1997          1996
-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL PERFORMANCE (dollars in thousands, except per share data)
   Revenue
     Net interest income (taxable-equivalent basis)                         $620,581     $619,926    $1,257,864    $1,236,034
     Noninterest income                                                      433,407      336,585       858,523       658,147
     Total revenue                                                         1,053,988      956,511     2,116,387     1,894,181
   Net income                                                                259,075      248,050       525,384       486,370

   Per common share
     Fully diluted earnings                                                      .81          .72          1.61          1.41
     Book value                                                                16.51        17.07         16.51         17.07
     Cash dividends declared                                                     .37          .35           .74           .70

SELECTED RATIOS
   Performance ratios
     Return on average
       Common shareholders' equity                                             20.21%       17.33%        19.84%        16.99%
       Assets                                                                   1.47         1.38          1.50          1.36
     Net interest margin                                                        3.84         3.72          3.92          3.72
     After-tax profit margin                                                   24.58        25.93         24.82         25.68
     Efficiency ratio                                                          60.61        59.00         60.25         59.65
   Capital ratios
     Leverage                                                                   7.35         6.96          7.35          6.96
     Common shareholders' equity to assets                                      7.04         8.08          7.04          8.08
   Asset quality ratios
     Net charge-offs to average loans                                            .44          .29           .46           .29
     Nonperforming assets to loans and foreclosed assets                         .83         1.03           .83          1.03
     Allowance for credit losses to loans                                       2.01         2.42          2.01          2.42
     Allowance for credit losses to nonperforming loans                       310.34       312.19        310.34        312.19

AVERAGE BALANCES (in millions)
   Assets                                                                    $70,821      $72,440       $70,562       $72,087
   Earning assets                                                             64,201       66,356        64,014        66,030
   Loans, net of unearned income                                              52,813       49,191        52,370        48,908
   Securities                                                                  9,055       14,740         9,569        14,779
   Deposits                                                                   44,814       45,379        44,475        45,465
   Borrowed funds                                                             18,675       19,720        18,635        19,306
   Shareholders' equity                                                        5,360        5,767         5,558         5,766
   Common shareholders' equity                                                 5,044        5,750         5,242         5,749

                                                                             June 30     March 31   December 31       June 30
                                                                                1997         1997          1996          1996
-------------------------------------------------------------------------------------------------------------------------------
PERIOD-END BALANCES (in millions)
   Assets                                                                    $71,973      $71,166       $73,260       $71,961
   Earning assets                                                             64,297       64,255        65,439        65,234
   Loans, net of unearned income                                              53,497       52,575        51,798        49,223
   Securities                                                                  8,396        9,593        11,917        14,107
   Deposits                                                                   45,216       44,902        45,676        44,852
   Borrowed funds                                                             19,066       18,547        19,604        19,325
   Shareholders' equity                                                        5,384        5,478         5,869         5,832
   Common shareholders' equity                                                 5,068        5,162         5,553         5,815
===============================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 6
Consolidated Statement of Income




                                                                        Three months ended June 30  Six months ended June 30
                                                                        -------------------------------------------------------
In thousands, except per share data                                              1997         1996         1997         1996
-------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                                    $1,078,776     $971,829    $2,134,685   $1,952,665
Securities                                                                    139,036      232,251       295,240      469,693
Other                                                                          39,348       39,062        69,391       76,122
                                                                        -------------------------------------------------------
   Total interest income                                                    1,257,160    1,243,142     2,499,316    2,498,480

INTEREST EXPENSE
Deposits                                                                      368,000      351,891       714,155      722,874
Borrowed funds                                                                275,985      280,471       542,061      557,969
                                                                        -------------------------------------------------------
   Total interest expense                                                     643,985      632,362     1,256,216    1,280,843
                                                                        -------------------------------------------------------
   Net interest income                                                        613,175      610,780     1,243,100    1,217,637
Provision for credit losses                                                    15,000                     25,000
                                                                        -------------------------------------------------------
   Net interest income less provision for credit losses                       598,175      610,780     1,218,100    1,217,637

NONINTEREST INCOME
Asset management                                                              146,018      124,515       285,590      245,392
Service fees                                                                  177,097      133,598       344,518      263,867
Mortgage banking                                                               32,149       35,758        64,194       71,740
Other                                                                          64,773       38,810       134,425       70,301
                                                                        -------------------------------------------------------
   Total noninterest income before net securities gains                       420,037      332,681       828,727      651,300
Net securities gains                                                           13,370        3,904        29,796        6,847
                                                                        -------------------------------------------------------
   Total noninterest income                                                   433,407      336,585       858,523      658,147

NONINTEREST EXPENSE
Staff expense                                                                 294,161      284,281       596,862      562,938
Net occupancy and equipment                                                    91,781       92,182       181,065      185,465
Amortization                                                                   39,527       28,062        69,358       51,726
Other                                                                         203,496      159,797       410,928      329,839
Distributions on capital securities                                             9,867                     16,823
                                                                        -------------------------------------------------------
   Total noninterest expense                                                  638,832      564,322     1,275,036    1,129,968

   Income before income taxes                                                 392,750      383,043       801,587      745,816
Applicable income taxes                                                       133,675      134,993       276,203      259,446
                                                                        -------------------------------------------------------
   Net income                                                                $259,075     $248,050      $525,384     $486,370
-------------------------------------------------------------------------------------------------------------------------------

Net income applicable to common shareholders                                 $255,295     $248,915      $517,836     $488,093

EARNINGS PER COMMON SHARE
Primary                                                                          $.81         $.72         $1.62        $1.42
Fully diluted                                                                     .81          .72          1.61         1.41

CASH DIVIDENDS DECLARED PER COMMON SHARE                                          .37          .35           .74          .70

AVERAGE COMMON SHARES OUTSTANDING
Primary                                                                       311,968      343,022       317,938      342,949
Fully diluted                                                                 315,877      347,343       321,891      347,306
===============================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 7
Details of Net Interest Income


NET INTEREST INCOME

Taxable-equivalent basis                                                Three months ended June 30  Six months ended June 30
                                                                        -------------------------------------------------------
In thousands                                                                     1997         1996          1997         1996
-------------------------------------------------------------------------------------------------------------------------------
Interest income
   Loans                                                                    $1,084,532    $978,528    $2,146,067   $1,965,942
   Securities                                                                  140,618     234,618       298,488      474,670
   Other interest-earning assets                                                39,416      39,142        69,525       76,265
                                                                        -------------------------------------------------------
     Total interest income                                                   1,264,566   1,252,288     2,514,080    2,516,877
Interest expense
   Deposits                                                                    368,000     351,891       714,155      722,874
   Borrowed funds                                                              275,985     280,471       542,061      557,969
                                                                        -------------------------------------------------------
     Total interest expense                                                    643,985     632,362     1,256,216    1,280,843
                                                                        -------------------------------------------------------
     Net interest income                                                      $620,581    $619,926    $1,257,864   $1,236,034
===============================================================================================================================


Taxable-equivalent basis                                       June 30      March 31  December 31   September 30      June 30
Three months ended - in thousands                                 1997          1997         1996           1996         1996
-------------------------------------------------------------------------------------------------------------------------------
Interest income
   Loans                                                    $1,084,532    $1,061,535   $1,017,982       $985,235     $978,528
   Securities                                                  140,618       157,870      183,013        209,526      234,618
   Other interest-earning assets                                39,416        30,109       30,533         29,877       39,142
                                                             ------------------------------------------------------------------
     Total interest income                                   1,264,566     1,249,514    1,231,528      1,224,638    1,252,288
Interest expense
   Deposits                                                    368,000       346,155      354,985        350,912      351,891
   Borrowed funds                                              275,985       266,076      250,906        256,788      280,471
                                                             ------------------------------------------------------------------
     Total interest expense                                    643,985       612,231      605,891        607,700      632,362
                                                             ------------------------------------------------------------------
     Net interest income                                      $620,581      $637,283     $625,637       $616,938     $619,926
===============================================================================================================================

                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 8
Details of Net Interest Margin




NET INTEREST MARGIN

                                                                        Three months ended June 30  Six months ended June 30
                                                                        -------------------------------------------------------
Taxable-equivalent basis                                                         1997         1996         1997         1996
-------------------------------------------------------------------------------------------------------------------------------
Rates earned/paid
   Yield on earning assets
     Loans                                                                       8.19%        7.94%        8.20%        8.02%
     Securities                                                                  6.21         6.37         6.25         6.42
     Other interest-earning assets                                               6.76         6.47         6.72         6.52
                                                                        -------------------------------------------------------
       Total yield on earning assets                                             7.85         7.53         7.86         7.61
   Rate on interest-bearing liabilities
     Deposits                                                                    4.18         4.00         4.12         4.08
     Borrowed funds                                                              5.88         5.69         5.82         5.78
                                                                        -------------------------------------------------------
       Total rate on interest-bearing liabilities                                4.77         4.59         4.71         4.67
                                                                        -------------------------------------------------------
       Interest rate spread                                                      3.08         2.94         3.15         2.94
   Impact of noninterest-bearing sources                                          .76          .78          .77          .78
                                                                        -------------------------------------------------------
       Net interest margin                                                       3.84%        3.72%        3.92%        3.72%
===============================================================================================================================




Taxable-equivalent basis                                         June 30     March 31  December 31    September 30    June 30
Three months ended                                                  1997         1997         1996            1996       1996
-------------------------------------------------------------------------------------------------------------------------------
Rates earned/paid
   Yield on earning assets
     Loans                                                          8.19%        8.20%        8.07%          8.01%      7.94%
     Securities                                                     6.21         6.27         6.32           6.39       6.37
     Other interest-earning assets                                  6.76         6.68         6.84           6.87       6.47
                                                               ----------------------------------------------------------------
       Total yield on earning assets                                7.85         7.86         7.71           7.64       7.53
   Rate on interest-bearing liabilities
     Deposits                                                       4.18         4.06         4.05           4.01       4.00
     Borrowed funds                                                 5.88         5.76         5.79           5.83       5.69
                                                               ----------------------------------------------------------------
       Total rate on interest-bearing liabilities                   4.77         4.66         4.62           4.60       4.59
                                                               ----------------------------------------------------------------
       Interest rate spread                                         3.08         3.20         3.09           3.04       2.94
   Impact of noninterest-bearing sources                             .76          .78          .83            .81        .78
                                                               ----------------------------------------------------------------
       Net interest margin                                          3.84%        3.98%        3.92%          3.85%      3.72%
===============================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 9
Details of Noninterest Income




NONINTEREST INCOME

                                                                        Three months ended June 30  Six months ended June 30
                                                                        -------------------------------------------------------
In thousands                                                                     1997         1996         1997         1996
-------------------------------------------------------------------------------------------------------------------------------
Asset management
   Asset management and trust                                                $110,500      $94,269     $217,399     $187,697
   Mutual fund servicing                                                       35,518       30,246       68,191       57,695
                                                                        -------------------------------------------------------
     Total asset management                                                   146,018      124,515      285,590      245,392
Service fees
   Deposit                                                                     79,817       72,403      160,675      137,921
   Credit card and merchant services                                           21,960          282       41,064        9,200
   Corporate finance and capital markets                                       21,090       16,106       37,682       29,521
   Consumer                                                                    17,988       14,370       35,285       27,828
   Brokerage                                                                   12,731       15,344       25,973       28,986
   Insurance                                                                    9,659        6,872       18,805       13,644
   Other                                                                       13,852        8,221       25,034       16,767
                                                                        -------------------------------------------------------
     Total service fees                                                       177,097      133,598      344,518      263,867
Mortgage banking
   Servicing                                                                   27,963       30,443       55,412       59,481
   Marketing                                                                    3,692        4,683        7,113       11,277
   Sale of servicing                                                              494          632        1,669          982
                                                                        -------------------------------------------------------
     Total mortgage banking                                                    32,149       35,758       64,194       71,740
Other                                                                          64,773       38,810      134,425       70,301
                                                                        -------------------------------------------------------
   Total noninterest income before net securities gains                       420,037      332,681      828,727      651,300
Net securities gains                                                           13,370        3,904       29,796        6,847
                                                                        -------------------------------------------------------
   Total                                                                     $433,407     $336,585     $858,523     $658,147
===============================================================================================================================




                                                                 June 30     March 31  December 31   September 30    June 30
Three months ended - in thousands                                   1997         1997         1996           1996       1996
-------------------------------------------------------------------------------------------------------------------------------
Asset management
   Asset management and trust                                   $110,500     $106,899      $97,588        $92,569    $94,269
   Mutual fund servicing                                          35,518       32,673       31,460         29,730     30,246
                                                              -----------------------------------------------------------------
     Total asset management                                      146,018      139,572      129,048        122,299    124,515
Service fees
   Deposit                                                        79,817       80,858       77,571         74,104     72,403
   Credit card and merchant services                              21,960       19,104       14,903          5,656        282
   Corporate finance and capital markets                          21,090       16,592       16,449         19,645     16,106
   Consumer                                                       17,988       17,297       19,246         16,602     14,370
   Brokerage                                                      12,731       13,242       12,392         12,432     15,344
   Insurance                                                       9,659        9,146        8,706          7,712      6,872
   Other                                                          13,852       11,182        8,778          8,295      8,221
                                                              -----------------------------------------------------------------
     Total service fees                                          177,097      167,421      158,045        144,446    133,598
Mortgage banking
   Servicing                                                      27,963       27,449       30,064         29,361     30,443
   Marketing                                                       3,692        3,421        8,022          4,339      4,683
   Sale of servicing                                                 494        1,175        9,446            700        632
                                                              -----------------------------------------------------------------
     Total mortgage banking                                       32,149       32,045       47,532         34,400     35,758
Other                                                             64,773       69,652       46,399         39,507     38,810
                                                              -----------------------------------------------------------------
   Total noninterest income before net securities gains          420,037      408,690      381,024        340,652    332,681
 Net securities gains                                             13,370       16,426        7,555          7,722      3,904
                                                              -----------------------------------------------------------------
   Total                                                        $433,407     $425,116     $388,579       $348,374   $336,585
===============================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 10
Details of Noninterest Expense




NONINTEREST EXPENSE

                                                                        Three months ended June 30   Six months ended June 30
                                                                        -------------------------------------------------------
In thousands                                                                     1997         1996          1997         1996
-------------------------------------------------------------------------------------------------------------------------------
Staff expense
   Compensation                                                              $243,602     $234,542      $488,297     $462,775
   Employee benefits                                                           50,559       49,739       108,565      100,163
                                                                        -------------------------------------------------------
     Total staff expense                                                      294,161      284,281       596,862      562,938
Net occupancy                                                                  46,071       49,192        93,311       99,764
Equipment                                                                      45,710       42,990        87,754       85,701
Goodwill amortization                                                          13,274       13,244        26,542       25,938
Other amortization                                                             26,253       14,818        42,816       25,788
Taxes other than income                                                        13,832       13,391        28,867       28,021
Distributions on capital securities                                             9,867                     16,823
Other                                                                         189,664      146,406       382,061      301,818
                                                                        -------------------------------------------------------
   Total                                                                     $638,832     $564,322    $1,275,036   $1,129,968
===============================================================================================================================




                                                                 June 30     March 31    December 31  September 30    June 30
Three months ended - in thousands                                   1997         1997           1996          1996       1996
-------------------------------------------------------------------------------------------------------------------------------
Staff expense
   Compensation                                                 $243,602     $244,695       $234,690      $232,161   $234,542
   Employee benefits                                              50,559       58,006         34,543        45,600     49,739
                                                              -----------------------------------------------------------------
     Total staff expense                                         294,161      302,701        269,233       277,761    284,281
Net occupancy                                                     46,071       47,240         49,681        47,530     49,192
Equipment                                                         45,710       42,044         43,274        42,699     42,990
Goodwill amortization                                             13,274       13,268         15,118        13,244     13,244
Other amortization                                                26,253       16,563         21,583        15,768     14,818
Taxes other than income                                           13,832       15,035         12,360        12,972     13,391
Distributions on capital securities                                9,867        6,956          1,391
Other                                                            189,664      192,397        173,850       185,418    146,406
                                                              -----------------------------------------------------------------
   Total                                                        $638,832     $636,204       $586,490      $595,392   $564,322
===============================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 11
Consolidated Balance Sheet


                                                                                           June 30     December 31      June 30
Dollars in millions, except par values                                                        1997            1996         1996
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                                     $3,676          $4,016       $3,232
Short-term investments                                                                       1,159             774          841
Loans held for sale                                                                          1,235             941        1,053
Securities available for sale                                                                8,396          11,917       14,107
Loans, net of unearned income of $392, $385 and $358                                        53,497          51,798       49,223
   Allowance for credit losses                                                              (1,075)         (1,166)      (1,189)
                                                                                        -----------------------------------------
   Net loans                                                                                52,422          50,632       48,034
Other                                                                                        5,085           4,980        4,694
                                                                                        -----------------------------------------
   Total assets                                                                            $71,973         $73,260      $71,961
                                                                                        =========================================

LIABILITIES
Deposits
   Noninterest-bearing                                                                     $10,662         $10,937      $10,245
   Interest-bearing                                                                         34,554          34,739       34,607
                                                                                        -----------------------------------------
     Total deposits                                                                         45,216          45,676       44,852
Borrowed funds
   Bank notes and senior debt                                                                9,192           8,093        8,885
   Federal funds purchased                                                                   2,516           3,933        1,766
   Repurchase agreements                                                                       757             645        2,188
   Other borrowed funds                                                                      5,250           5,576        5,128
   Subordinated debt                                                                         1,351           1,357        1,358
                                                                                        -----------------------------------------
     Total borrowed funds                                                                   19,066          19,604       19,325
Other                                                                                        1,657           1,761        1,952
                                                                                        -----------------------------------------
   Total liabilities                                                                        65,939          67,041       66,129

Mandatorily Redeemable Capital Securities of Subsidiary Trusts                                 650             350

SHAREHOLDERS' EQUITY
Preferred stock                                                                                  7               7            1
Common stock                                                                                 1,737           1,726        1,711
Capital surplus                                                                              1,004             939          571
Retained earnings                                                                            4,356           4,075        3,817
Deferred benefit expense                                                                       (62)            (60)         (77)
Net unrealized securities losses                                                               (83)            (67)        (141)
Common stock held in treasury                                                               (1,575)           (751)         (50)
                                                                                        -----------------------------------------
   Total shareholders' equity                                                                5,384           5,869        5,832
                                                                                        -----------------------------------------
   Total liabilities, capital securities and shareholders' equity                          $71,973         $73,260      $71,961
=================================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 12
Consolidated Average Balance Sheet Data




                                                                        Three months ended June 30  Six months ended June 30
                                                                        -------------------------------------------------------
In millions                                                                      1997         1996         1997         1996
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Securities                                                                  $9,055      $14,740       $9,569      $14,779
   Loans, net of unearned income
     Consumer
       Credit card                                                              3,502          979        3,274          983
       Other consumer                                                          11,239       12,264       11,531       12,324
                                                                        -------------------------------------------------------
         Total consumer                                                        14,741       13,243       14,805       13,307
     Residential mortgage                                                      13,164       11,883       12,974       11,751
     Commercial                                                                18,494       17,190       18,204       16,998
     Commercial real estate                                                     4,530        4,831        4,562        4,858
     Other                                                                      1,884        2,044        1,825        1,994
                                                                        -------------------------------------------------------
     Total loans, net of unearned income                                       52,813       49,191       52,370       48,908
   Other interest-earning assets                                                2,333        2,425        2,075        2,343
                                                                        -------------------------------------------------------
     Total interest-earning assets                                             64,201       66,356       64,014       66,030
Noninterest-earning assets                                                      6,620        6,084        6,548        6,057
                                                                        -------------------------------------------------------
     Total assets                                                             $70,821      $72,440      $70,562      $72,087
                                                                        =======================================================

LIABILITIES
Interest-bearing liabilities
   Deposits                                                                   $35,313      $35,383      $34,925      $35,627
   Borrowed funds                                                              18,675       19,720       18,635       19,306
                                                                        -------------------------------------------------------
     Total interest-bearing liabilities                                        53,988       55,103       53,560       54,933
Noninterest-bearing deposits                                                    9,501        9,996        9,550        9,838
Other                                                                           1,480        1,574        1,473        1,550
                                                                        -------------------------------------------------------
     Total liabilities                                                         64,969       66,673       64,583       66,321

Mandatorily Redeemable Capital Securities of Subsidiary Trusts                    492                       421

SHAREHOLDERS' EQUITY                                                            5,360        5,767        5,558        5,766
                                                                        -------------------------------------------------------
     Total liabilities, capital securities and shareholders' equity           $70,821      $72,440      $70,562      $72,087
===============================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 13
Consolidated Balance Sheet Data

AVERAGE BALANCES

                                                                  June 30    March 31    December 31   September 30      June 30
Three months ended - in millions                                     1997        1997           1996           1996         1996
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Securities                                                      $9,055     $10,089        $11,569        $13,097      $14,740
   Loans, net of unearned income
     Consumer
       Credit card                                                  3,502       3,043          1,683          1,007          979
       Other consumer                                              11,239      11,827         12,084         12,047       12,264
                                                               --------------------------------------------------------------------
         Total consumer                                            14,741      14,870         13,767         13,054       13,243
     Residential mortgage                                          13,164      12,781         12,361         12,325       11,883
     Commercial                                                    18,494      17,916         17,584         17,049       17,190
     Commercial real estate                                         4,530       4,591          4,630          4,712        4,831
     Other                                                          1,884       1,764          1,631          1,573        2,044
                                                               --------------------------------------------------------------------
     Total loans, net of unearned income                           52,813      51,922         49,973         48,713       49,191
   Other interest-earning assets                                    2,333       1,814          1,780          1,735        2,425
                                                               --------------------------------------------------------------------
     Total interest-earning assets                                 64,201      63,825         63,322         63,545       66,356
Noninterest-earning assets                                          6,620       6,476          6,214          6,001        6,084
                                                               --------------------------------------------------------------------
     Total assets                                                 $70,821     $70,301        $69,536        $69,546      $72,440
                                                               ====================================================================

LIABILITIES
Interest-bearing liabilities
   Deposits                                                       $35,313     $34,533        $34,829        $34,794      $35,383
   Borrowed funds                                                  18,675      18,594         17,110         17,558       19,720
                                                               --------------------------------------------------------------------
     Total interest-bearing liabilities                            53,988      53,127         51,939         52,352       55,103
Noninterest-bearing deposits                                        9,501       9,600         10,003          9,922        9,996
Other                                                               1,480       1,466          1,501          1,506        1,574
                                                               ------------------------------------------------------------------
     Total liabilities                                             64,969      64,193         63,443         63,780       66,673

Mandatorily Redeemable Capital Securities of Subsidiary
  Trusts                                                              492         350             76

SHAREHOLDERS' EQUITY                                                5,360       5,758          6,017          5,766        5,767
                                                               ------------------------------------------------------------------
     Total liabilities, capital securities and shareholders'
       equity                                                     $70,821     $70,301        $69,536        $69,546      $72,440
=================================================================================================================================


LOAN PORTFOLIO

                                                                  June 30    March 31    December 31   September 30      June 30
Period ended - in millions                                           1997        1997           1996           1996         1996
-----------------------------------------------------------------------------------------------------------------------------------
Consumer
   Credit card                                                     $3,693      $3,345         $2,776         $1,077         $987
   Other consumer                                                  10,983      11,356         12,092         12,264       12,191
Residential mortgage                                               13,494      13,056         12,703         12,642       12,139
Commercial                                                         18,789      18,517         18,062         17,484       17,296
Commercial real estate
   Commercial mortgage                                              2,357       2,397          2,467          2,544        2,644
   Real estate project                                              2,123       2,137          2,157          2,090        2,193
Other                                                               2,450       2,154          1,926          1,689        2,131
                                                               --------------------------------------------------------------------
   Total loans                                                     53,889      52,962         52,183         49,790       49,581
   Unearned income                                                   (392)       (387)          (385)          (347)        (358)
                                                               --------------------------------------------------------------------
   Loans, net of unearned income                                  $53,497     $52,575        $51,798        $49,443      $49,223
===================================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 14
Asset Quality Data




ALLOWANCE FOR CREDIT LOSSES

                                                                  June 30    March 31    December 31   September 30      June 30
Three months ended - in millions                                     1997        1997           1996           1996         1996
-----------------------------------------------------------------------------------------------------------------------------------
Beginning balance                                                  $1,119      $1,166         $1,152         $1,189       $1,225
Charge-offs
   Consumer
     Credit card                                                      (55)        (46)           (23)           (16)         (14)
     Other consumer                                                   (25)        (30)           (28)           (23)         (24)
                                                               --------------------------------------------------------------------
       Total consumer                                                 (80)        (76)           (51)           (39)         (38)
   Residential mortgage                                                (3)         (2)            (2)            (3)          (2)
   Commercial                                                         (10)        (10)           (17)            (9)         (17)
   Commercial real estate                                              (3)         (1)            (9)            (4)          (1)
                                                               --------------------------------------------------------------------
     Total charge-offs                                                (96)        (89)           (79)           (55)         (58)
Recoveries
   Consumer
     Credit card                                                        9           7              2              2            2
     Other consumer                                                     9           9              9              8           10
                                                               --------------------------------------------------------------------
       Total consumer                                                  18          16             11             10           12
   Residential mortgage                                                             1              1
   Commercial                                                          18           9              7              7            6
   Commercial real estate                                               1           3              3              1            4
                                                               --------------------------------------------------------------------
     Total recoveries                                                  37          29             22             18           22
                                                               --------------------------------------------------------------------
     Net charge-offs                                                  (59)        (60)           (57)           (37)         (36)
Provision for credit losses                                            15          10
Acquisitions                                                                        3             71
                                                               --------------------------------------------------------------------
   Ending balance                                                  $1,075      $1,119         $1,166         $1,152       $1,189
===================================================================================================================================




NONPERFORMING ASSETS

                                                                  June 30    March 31    December 31   September 30      June 30
Period ended - in millions                                           1997        1997           1996           1996         1996
-----------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
   Commercial                                                        $155        $135           $156           $176         $169
   Commercial real estate
     Commercial mortgage                                              106         113            109            118          127
     Real estate project                                               33          24             25             21           30
   Consumer                                                             5           5              6              5            6
   Residential mortgage                                                46          45             51             54           46
                                                               --------------------------------------------------------------------
     Total nonaccrual loans                                           345         322            347            374          378
Restructured loans                                                      1           1              2              3            3
                                                               --------------------------------------------------------------------
     Total nonperforming loans                                        346         323            349            377          381
Foreclosed assets
   Commercial real estate                                              55          66             71             79           85
   Residential mortgage                                                23          24             22             22           21
   Other                                                               18          16             17             23           22
                                                               --------------------------------------------------------------------
     Total foreclosed assets                                           96         106            110            124          128
                                                               --------------------------------------------------------------------
     Total nonperforming assets                                      $442        $429           $459           $501         $509
===================================================================================================================================